EXHIBIT 32.1

                                  CERTIFICATION
                           PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002



I, Frederick M. Strader, as Chief Executive Officer of United Industrial Corporation (the "Company") certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     a. the accompanying Form 10-Q report for the period ended March 31, 2004 as filed with the U.S. Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     b. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:      May 7, 2004                          /s/ Frederick M. Strader
           -----------                         ---------------------------------
                                               Frederick M. Strader
                                               Chief Executive Officer




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